BRAZOS MUTUAL FUNDS

     Supplement to the Prospectus dated March 29, 2000
                 (Class A, B and II Shares)

       On October 20, 2000, the Board of Trustees of Brazos Mutual Funds adopted a resolution to change the name of the Brazos Small Cap Growth Portfolio to Brazos Small Cap Portfolio. The name change became effective on January 1, 2001. Accordingly, all references to "Brazos Small Cap Growth Portfolio," should be replaced with "Brazos Small
  Cap Portfolio.








  Dated:    January 1, 2001